Neubase Asset Sale	9 Months Ended
Sep. 30, 2021
Neubase Asset Sale [Abstract]
Neubase Asset Sale
4. Neubase asset sale
On January 27, 2021, the Company entered into an asset purchase agreement with NeuBase Therapeutics, Inc. (“NeuBase”), whereby the Company agreed to sell all assets relating to its investment in PNAi, including all inventory, machinery, intellectual property, goodwill, and licenses, and NeuBase agreed to assume certain related liabilities. The sale of the Company’s investment in PNAi closed on April 26, 2021. The Company received $796 in cash and 308,635 shares of NeuBase common stock, with a fair market value of $1,759 based on the closing price reported on the Nasdaq Capital Market on the date the sale closed. Of the total NeuBase shares issued to the Company, 162,260 were placed in escrow to secure certain obligations under the asset purchase agreement. In connection with the sale, the Company also assigned certain leases for research and laboratory equipment to NeuBase (see Note 13). The Company recognized a gain of $2,691 on the sale of assets to NeuBase.
As of September 30, 2021, there were 54,070 shares eligible for release from escrow. Per the terms of the agreement, the shares may be released from escrow upon the execution of a joint instruction letter.